Redwood MicroCap Fund, Inc.

                  1998 Annual Report

The Company

     Redwood MicroCap Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end investment company.

     Shares of the Fund are bought and sold over-the-counter on the Bulletin Board under the symbol "RWMC". All, or nearly all, capital gains and dividends are reinvested in the Fund.

Dear Shareholder:

     Fiscal 1998 was another record year for Redwood MicroCap Fund, Inc. Our Net Asset Value("NAV") increased $502,734 to $4,060,030, a gain of 14.13%. NAV per share increased to $1.63.

     We believe our stock price is undervalued and we are evaluating potential strategies to maximize shareholder value. The strategies being evaluated include spinning off certain securities tax-free to shareholders; converting Redwood into an operating company; selling the fund; or, a combination of the above.


Thank you for your continued support.

Sincerely,

John C. Power
President
Redwood MicroCap Fund, Inc.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders,
Redwood MicroCap Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Redwood MicroCap Fund, Inc. (the Fund) including the statements of investments in affiliated and unaffiliated issuers, and of capital stock and accumulated gain as of March 31, 1998, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the financial highlights for each of the three years in the period ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for the three years ended March 31, 1995 and 1994 were audited by other auditors whose report dated May 12, 1995, included an explanatory paragraph that described the estimation of values of securities without readily ascertainable market values discussed in Note 1 to the financial statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March
31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Redwood MicroCap Fund, Inc. at March 31, 1998, the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include securities valued at $3,884,920 at March 31, 1998, representing 96% of net assets, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimates of value of such securities and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

STOCKMAN KAST RYAN & SCRUGGS, P.C.

Colorado Springs, Colorado
May 15, 1998

STATEMENT OF INVESTMENTS IN UNAFFILIATED ISSUERS AS OF MARCH 31, 1998

SHARES                                                                 VALUE(a)
-------------------------------------------------------------------------------

                            COMMON STOCK - 2.80 %

Computers - 2.04%
     76,500      Senco Sensors, Inc..........................       $   82,834
                                                                    ----------
Education -  .76%
      8,000      American Educational Products, Inc (b).......          31,000
                                                                    ----------
Manufacturing - .00%
    171,569      Optek Music Systems,  Inc (b)................               1
                                                                    ----------
TOTAL COMMON STOCKS...........................................         113,835
                                                                    ----------
                                OPTIONS - .09%

Medical - .09%
     30,000      Immucell Corporation - options...............           3,766
                                                                    ----------

TOTAL INVESTMENTS IN SECURITIES OF UNAFFILIATED
ISSUERS (COST $70,056)                                              $  117,601
                                                                    ==========

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 1998 (c)

                              COMMON STOCKS - 95.16%
Communications - 22.31%
    208,525      Redwood Broadcasting, Inc....................       $ 364,919
     65,880      Four Rivers Broadcasting, Inc. (b)...........          65,880
         20      Los Molinos FM, Inc. (b).....................          50,000
    416,929      Redwood Broadcasting, Inc. (b)...............         425,153
                                                                    ----------
                                                                       905,952
                                                                    ----------
Oil & Gas - 52.14%
    187,500      Redwood Energy, Inc. - Escrow (b)............           1,379
  1,094,000      Redwood Energy, Inc. - Seed .................         365,396
        425      TDP Energy Co. (b)...........................       1,750,000
                                                                  ------------
                                                                     2,116,775
                                                                  ------------
Manufacturing - 6.67%
    103,100      Guardian Technologies Int'l, Inc.............         270,638
                                                                  ------------






    See notes to financial statements and report of independent auditors.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS AS OF MARCH 31, 1998

SHARES                                                                VALUE (a)
-------------------------------------------------------------------------------
                             COMMON STOCKS (Continued)

Retail - 1.60%
    650,000      California Progression, Inc. (b).............          65,000
                                                                    ----------
Real Estate - 12.44%
    800,000      Palo Verde Group, Inc.(b).....................        200,000
    305,000      Wyoming Resorts, LLC  (b).....................        305,000
                                                                     ---------
                                                                       505,000
                                                                    ----------
TOTAL COMMON STOCKS............................................      3,863,365
                                                                    ----------

                              PREFERRED STOCK - 19.46%

Communications - 19.46%

    790,000      Redwood Broadcasting, Inc.(b).................        790,000
                                                                    ----------
                        MISCELLANEOUS INVESTMENTS - 4.96%

PRINCIPAL         Advances to Affiliates - 4.96%

$   110,507      Redwood Broadcasting, Inc.....................        110,507
$    91,000      Wyoming Resorts, LLC..........................         91,000
                                                                    ----------
                                                                       201,507
                                                                    ----------
 Total Investments in Securities, Corporate Notes and Other
  Investments of Affiliated Issuers (cost $2,876,058)..........    $ 4,854,872
                                                                   ===========

Total Investments In Securities of Unaffiliated
  Issuers (cost $70,056).......................        2.89%       $   117,601
Total Investments In Securities of Affiliated
  Issuers (cost $2,876,058)....................      119.58          4,854,872
                                                   --------       ------------
Total Investments ............................       122.47          4,972,473
Other Liabilities, Net of Assets..............       (22.47)          (912,443)
                                                  ---------       ------------
TOTAL NET ASSETS.............................        100.00%       $ 4,060,030
                                                  =========       ============


(a) See Note 1 to the financial statements and report of independent auditors.
(b) Restricted security, see Note 2 to the financial statements.
(c) See Note 3 to the financial statements.




      See notes to financial statements and report of independent auditors.

STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
ASSETS                                                  NOTES

Investments in Securities:
Investments in securities of unaffiliated
  issuers (identified cost $70,056)........              2,4     $      117,601
Investments in securities of affiliated
  issuers (identified cost $2,674,551).....             2,3,4         4,653,365

Advances to affiliates.....................              3,6            201,507
                                                                   -------------
Total .....................................                           4,972,473

Cash and cash equivalents..................                              62,417

Investment securities sold receivable......                              16,124

Other assets...............................                               5,487
                                                                  -------------
Total......................................                           5,056,501
                                                                  -------------

LIABILITIES

Accounts payable and other liabilities.....                              33,609
Income tax payable.........................               5              62,000
Notes payable..............................               7              99,825
Note payable to affiliate..................               7              45,037
Deferred income tax liability..............               5             756,000
                                                                  -------------
Total......................................                             996,471
                                                                  -------------
Contingency ...............................               9

Net Assets.................................                      $    4,060,030
                                                                      =========
Net Value Per Share......................                        $        1.631
                                                                      =========

CAPITAL STOCK AND ACCUMULATED GAIN AS OF MARCH 31, 1998
                                                       NOTES
Common Stock, $.001 par value, 500,000,000
  shares authorized, 2,490,000 issued and outstanding...  8       $       2,490
                                                                  -------------
Additional paid-in capital..............................              2,082,694
                                                                  -------------
Net Accumulated Gain:
Net investment loss.....................................             (1,950,982)
Accumulated net realized gain...........................              2,655,469
Net unrealized appreciation of investments..............  4           1,270,359
                                                                  -------------
Net accumulated gain....................................              1,974,846
                                                                  -------------
Total Capital Stock and Accumulated Gain................            $ 4,060,030
                                                                  =============
      See notes to financial statements and report of independent auditors.

STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
Dividend income from affiliated companies...............           $   244,226
Interest income from affiliated companies...............                33,632
Interest income from nonaffiliated companies............                21,236
Consulting income from affiliated companies.............                 2,000
Other income............................................                25,506
                                                                   -----------
Total...................................................               326,600
                                                                   -----------
Expenses:
Salaries................................................               175,605
Audit and accounting fees...............................                55,086
Insurance...............................................                20,395
Office..................................................                19,077
Travel..................................................                14,455
Telephone and telefax...................................                13,878
Interest................................................                10,493
Outsise services........................................                 9,963
Legal fees..............................................                 8,846
Custodian fees..........................................                 4,413
Reports to Shareholders.................................                 2,742
Other...................................................                24,902
                                                                   -----------
Total...................................................               359,855
                                                                   -----------
Net Investment Loss.....................................               (33,255)
                                                                   -----------
Net Realized Gain and Unrealized Appreciation on Investments:
Unrealized appreciation of investments..................               556,490
Net realized gain from investment transactions in investments
 in unaffiliated issuers................................               187,745
Net realized gain from investment transactions in investments
 in affiliated issuers..................................                17,154
                                                                   -----------
Net Realized Gain and Unrealized Appreciation on Investments..         761,389
                                                                   -----------
Net Increase in Net Assets From Operations Before Provision
  for Income Taxes............................................         728,134

Provision for Income Taxes....................................         205,000
                                                                   -----------
Net Increase in Net Assets From Operations....................     $   523,134
                                                                   ===========




        See notes to financial statements and report of independent auditors.

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations................       $     523,134
Adjustments to reconcile net increase in net assets to
  cash provided by by operating activities:
    Unrealized appreciation of investments................            (556,490)
    Net realized gain from investment transactions........            (204,899)
    Provision for deferred taxes..........................             143,000
   Change in:
      Investment securities sold receivable...............             513,876
      Other receivable....................................              50,157
      Other assets........................................               1,921
      Accounts payable and other liabilities..............               2,993
      Income tax payable..................................            (263,000)
                                                                    -----------
    Net cash provided by operating activities.............             210,692
                                                                    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of investments...............................          (2,056,308)
    Proceeds from sale of investments.....................           1,281,624
    Note received from affiliate..........................             (57,000)
    Principal payments received on notes..................             611,288
    Advances to affiliates................................            (185,760)
    Repayments of advances to affiliates..................             137,253
                                                                    -----------
  Net cash used in investing activities...................            (268,903)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds of borrowings.................................            306,825
    Principal repayments of borrowings ....................           (583,068)
    Advances from officers and affiliates..................             80,165
    Repayment of advances from officers and affiliates.....           (105,222)
    Stock repurchase.......................................            (20,400)
                                                                    -----------
  Net cash used in financing activities....................           (321,700)
                                                                    -----------
NET DECREASE IN CASH AND CASH EQUIVALENTS..................           (379,911)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR...............            442,328
                                                                    -----------
CASH AND CASH EQUIVALENTS, END OF YEAR.....................  $          62,417
                                                                    ===========
 Supplemental Disclosure of Cash Flow Information:
    Cash paid during the period for interest was ..........  $           9,993
                                                                    ===========
    Cash paid during the period for income taxes was ....... $         329,782
                                                                    ===========
Non-Cash Investing Activities:
    Wyoming Resorts, LLC equity received in exchange
        for forgiveness of advance ......................... $          45,000
                                                                    ===========
    Palo Verde stock received in exchange for forgiveness
        of receivable....................................... $           9,000
                                                                    ===========
    Four Rivers Broadcasting stock received in exchange for forgiveness
       of receivable........................................ $          65,880
                                                                    ===========




        See notes to financial statements and report of independent auditors.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997                1998          1997

From Operations:
Net investment loss................................ $    (33,255)  $  (180,292)
Net realized gain from investment transactions......     204,899     1,354,243
Net increase in unrealized appreciation/(depreciation)
  of investments....................................     556,490     1,086,379
Income tax provision ...............................    (205,000)     (848,000)
                                                     -----------   -----------
Net increase in net assets from operations..........     523,134     1,412,330

Capital share transactions..........................     (20,400)       55,357

Net Assets-beginning of year........................   3,557,296     2,089,609
                                                     -----------   -----------
Net Assets-end of year.............................. $ 4,060,030   $ 3,557,296
                                                     ===========   ===========


       See notes to financial statements and report of independent auditors.


NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Redwood MicroCap Fund, Inc., (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company. The Fund invests in a broad range of small speculative stocks traded in the over-the-counter market, primarily in the communications and oil and gas industries. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Valuation - Investments in securities traded in the over-the-counter market are valued at the reported sales prices as obtained from NASDAQ, or at the bid prices obtained from brokers that make markets in such securities, on the last business day of the year. Investments in securities traded on national exchanges are valued at last reported sales prices.

Investments in restricted securities, corporate notes, other investments, and in securities which are thinly traded totaling $3,884,920 are valued at their estimated fair value in good faith under procedures established by and under the direction of the Fund's Board of Directors. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Income Taxes - The Fund has not elected to be treated for Federal income tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

The Fund accounts for income taxes using the asset and liability method, under which a current or deferred income tax liability or asset is recognized for temporary differences which exist in the recognition of certain income and expense items for financial statement reporting purposes in periods different than for income tax reporting purposes. The provision for income taxes is based on the amount of current and deferred income taxes payable or refundable at the date of the financial statements as measured by the provisions of current tax laws.

Other - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on a first-in, first-out basis.

Statement of Cash Flows - The Fund considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates - The preparation of the Fund's financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  RESTRICTED SECURITIES

Restricted securities are those securities which have been acquired from an issuer without registration under the Securities Act of 1933. Restricted securities generally cannot be sold by the Fund except pursuant to an effective registration or in compliance with Rule 144 of the Securities Act of 1933. Valuations for such securities, as well as certain thinly-traded securities and corporate notes, have been determined in good faith by the Fund's Board of Directors. The following schedule provides certain information with respect to restricted securities held by the Fund as of March 31, 1998, which securities comprised 92.32% the Fund's net assets at such time:

                                   Date of                               Fair
Description                      Acquisition              Cost           Value
American Educational Products, Inc. July 3,1997         $     0    $     31,000
California Progression, Inc.        November 21, 1994    65,000          65,000
Four Rivers Broadcasting            May 5, 1997          65,880          65,880
Los Molinos FM, Inc.                February 22, 1994     3,494          50,000
Optek Music Systems, Inc.           November 10, 1997    35,000               1
Palo Verde Group, Inc.              January 31, 1995    200,000         200,000
Redwood Broadcasting, Inc.          June 15, 1993       425,153         425,153
Redwood Broadcasting, Inc.-Pref     December 31, 1997   790,000         790,000
Redwood Energy, Inc. -Escrow        June 29, 1994         1,379           1,379
Wyoming Resorts, LLC                May 28, 1997        305,000         305,000
TDP Energy Company                  December 22, 1993    71,621       1,750,000
                                                  -------------     -----------
Total                                               $ 1,962,527     $ 3,683,413
                                                  =============     ===========

With the exception of American Educational Products, Inc., the Fund has no right to require registration of the above restricted securities. As of March 31, 1998, the Fund's investments in restricted securities comprised approximately 73% of the value of its total assets.

3.  INVESTMENTS IN SECURITIES OF AFFILIATED ISSUERS

As of March 31, 1998, the Fund holds either an indirect or direct ownership of 5 percent or more of the following securities:

                                                              Purchases  During
                                                          Fair   the Year Ended
Description                                Cost           Value  March 31, 1998
Common and  Preferred  Stock:
Los Molinos FM, Inc.                    $ 3,494         $ 50,000       $ 19,110
California  Progression,  Inc.           65,000           65,000              0
Guardian   Technologies   Int'l,   Inc. 142,655          270,638              0
Redwood Broadcasting, Inc.              722,616          790,072        281,400
Redwood Broadcasting,  Inc.-preferred   790,000          790,000        790,000
Redwood Energy,  Inc.                   308,285          366,775         19,468
Palo Verde Group                        200,000          200,000         45,000
TDP Energy Company                       71,621        1,750,000              0
Four Rivers Broadcasting                 65,880           65,880         65,880
Wyoming Resorts,  LLC                   305,000          305,000        305,000
                                  -------------    -------------
                                      2,674,551        4,653,365
                                  -------------    -------------


Advances to Affiliates:
Redwood Broadcasting, Inc.              110,507          110,507         41,632
Wyoming Resorts, LLC                     91,000           91,000        136,835
                                  -------------    -------------
                                        201,507          201,507
                                  -------------    -------------

Total                               $ 2,876,058      $ 4,854,872
                                  =============    =============

4.  UNREALIZED GAINS AND LOSSES

At March 31, 1998, the net unrealized appreciation of investments of $1,270,359, which has been offset by applicable deferred income taxes of $756,000, was comprised of gross appreciation of $2,061,358 for those investments having an excess of value over cost and gross depreciation of $34,999 for those investments having an excess of cost over value.

5.  INCOME TAXES

The provision for income taxes for the year ended March 31, 1998 consists of:

                  Current provision                           $  62,000
                  Deferred provision                            143,000
                                                              ---------
                  Total                                       $ 205,000
                                                              =========
Deferred income taxes of $756,000 primarily reflect the income tax effects of temporary differences between the book and tax bases of assets as a result of unrealized gains on investments at March 31, 1998.

The following summary reconciles income tax computed at the federal statutory rate with the income tax provision.

                  Federal income tax expense
                    computed  at the statutory rate                $ 248,000
                  Net state income taxes                              27,000
                  Nontaxable portion of dividend income              (70,000)
                                                                   ---------
                  Provision for income taxes                       $ 205,000
                                                                   =========

6.  TRANSACTIONS WITH OFFICERS AND AFFILIATES

During 1998, the Fund made advances to affiliated companies. At March 31, 1998, the Fund had outstanding advances of $110,507 to Redwood Broadcasting, Inc. and $91,000 to Wyoming Resorts, LLC.

7.  NOTES PAYABLE

At March 31, 1998, the Fund had a note payable to an unaffiliated entity with an outstanding balance of $99,825, bearing interest at 9%, principal and interest due July 27, 1998, and guaranteed by the President of the Fund.

The Fund has an unsecured note payable to TDP Energy Corporation, an affiliated entity, with an outstanding balance of $45,037, bearing interest at 6%, principal and interest due on demand.

8.  COMMON STOCK

During the year ended March 31, 1998, the Fund repurchased 10,000 shares of common stock. The per share price was based on the Fund's net asset value at the time of the exchange.

9.  CONTINGENCY

In March 1998, the Fund guaranteed a $500,000 construction line of credit agreement between Wyoming Resorts, LLC, an affiliate, and a bank. Outstanding borrowings under the agreement were approximately $15,000 at March 31, 1998. The agreement is collateralized by a deed of trust and expires in September 1998, at which time, Wyoming Resorts, LLC will enter into a 15-year permanent financing agreement with the bank, which will also be guaranteed by the Fund.

10.  UNCERTAINTY

The Securities and Exchange Commission has indicated its intent to file an administrative action against the Fund's President as a result of certain trading activity conducted by him in his personal accounts during 1994. At the present time, it is not known what impact or consequences this action or an unfavorable outcome to this action might have on the future operations or management of the Fund.




FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                        ----For the Years Ended March 31----

                                    1998     1997     1996     1995      1994
Per Share:
Income from investments........   $ .131   $ .041   $ .029   $ .105     $ .158
Expenses.......................    (.145)   (.113)   (.114)   (.183)     (.129)
                                   -----    -----    -----    -----      -----
Net investment income (loss)       (.014)   (.072)   (.085)    .078      (.029)
Net realized gain (loss) and net
 change in unrealized appreciation
 of investments . . . . . . .       .306     .976     .043     .166       .335
(Provision) benefit for
  income taxes.................    (.081)   (.339)    .007        -          -
Purchase of treasury stock         (.003)   (.003)       -        -          -
Net increase (decrease) in net     -----    -----    -----     -----     -----
 asset value...................     .208     .565    (.035)    .088       .364

Net asset value:
Beginning of period............    1.423     .858     .893     .805       .441
                                   -----    -----    -----    -----      -----
End of period..................   $1.631   $1.423    $.858   $ .893     $ .805
                                   =====    =====    =====    =====      =====
Total investment return (1)        14.13%   65.85%   (3.52)%  10.91%     86.25%

Ratios:
Expenses to average net assets      9.54%    8.78%   14.57%   14.07%     20.26%
Expenses to income.............   110.18%  276.30%  376.76%  125.95%     73.38%

Net investment income (loss) to
  average net assets  . . . .        .88%   (5.60)% (10.70)%  (2.90)%     7.35%
Portfolio turnover rate (2)        38.88%    48.12%  21.63%   29.88%     329.91%

(1) Based on the change in net asset value since there has been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Funds' common stock is appropriate considering the limited market for its stock.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales/maturities of investment securities and promissory notes (excluding short-term securities and notes) for the year ended March 31, 1998, were $2,056,308 and $1,656,114, respectively.



      See notes to financial statements and report of independent auditors.

CORPORATE INFORMATION

Officers and Directors
John C. Power, President, and Director
J. Andrew Moorer, Treasurer, and Director
R. Stanley Pittman, Secretary
Joseph O. Smith, Director

Corporate Headquarters
REDWOOD MICROCAP FUND, INC.
6180 Lehman Drive, Suite 103
Colorado Springs, CO  80918
(719) 593-2111

Custodian of Portfolio Securities
US Bank

Stock Transfer Agent
American Securities Transfer, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215

Independent Auditors
Stockman Kast Ryan & Scruggs, P.C.
102 North Cascade Avenue, Suite 450
Colorado Springs, CO  80903

Counsel
Neuman & Drennen, LLC

Stocks held in "street name"

Redwood MicroCap Fund, Inc. maintains a mailing list to assure that stockholders whose stock is not held in their own name, and other interested persons, receive financial information on a timely basis. If you would like your name to be added to this list, please send your request to:

Investor Relations
Redwood MicroCap Fund, Inc.
6180 Lehman Drive, Suite 103
Colorado Springs, CO 80918

Common Stock
Listed: Over-the-Counter market, electronic bulletin board symbol "RWMC"


















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                       Redwood MicroCap Fund, Inc.

                          1998 ANNUAL REPORT